UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Apogee Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41740	93-4958665
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Crescent Street, Building 17, Suite 102b,

Waltham, MA, 02453

(Address of Principal Executive Offices, including Zip Code)

(650) 394-5230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	APGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 6, 2026, Apogee Therapeutics, Inc. (the “Company”) issued a press release and made publicly available a data presentation announcing positive interim data from the Phase 1b clinical trial of zumilokibart (APG777), its potentially best-in-class anti-IL-13 antibody, in patients with mild-to-moderate asthma and highlighted upcoming 2026 milestones. The Company will host a conference call and webcast today, Tuesday, January 6, 2026, at 8:00 a.m., Eastern Time, to discuss the data results.

Copies of the press release and the data presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The exhibits furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On January 6, 2026, the Company announced positive interim data from the Phase 1b clinical trial of zumilokibart (APG777) in patients with mild-to-moderate asthma and highlighted upcoming 2026 milestones. The Company recently received approval for the International Non-proprietary Name (INN) of zumilokibart for APG777. Zumilokibart is a novel, half-life extended anti IL-13 antibody.

Zumilokibart (APG777) Phase 1b Positive Interim Results

The Phase 1b clinical trial is a double-blind, placebo-controlled trial evaluating the safety and tolerability of zumilokibart in patients with mild-to-moderate asthma. The trial is designed to also evaluate fractional exhaled nitric oxide (“FeNO”) suppression, a key biomarker of Type 2 inflammation.

The trial enrolled 31 adult patients who were randomized 3:1 to zumilokibart versus placebo and participants received a single dose of 720 mg of zumilokibart or placebo on day 1. 19 of the patients with mild-to-moderate asthma had a FeNO baseline ≥25 ppb, representative of asthma with Type 2 inflammation, and as a result met the pre-specified criteria for the analysis population.

In the trial, zumilokibart demonstrated:

•	A favorable safety profile; zumilokibart was well-tolerated in all patients.
o	In the 19 patients analysis population, the only treatment-emergent adverse event (“TEAE”) observed in more than one patient was gastroesophageal reflux disease (“GERD”; 2 patients). There were no Grade 3 or higher TEAEs or serious adverse events and no conjunctivitis, injection site reactions, or anti-drug antibodies (ADAs) were observed.
o	In the full safety population (N=31) that were on treatment (N=23), TEAEs occurring in more than one patient on zumilokibart were upper respiratory tract infection (N=3), nasopharyngitis (N=2), GERD (N=2), and arthralgia (N=2); there were no Grade 3 or higher TEAEs or serious adverse events.
•	Robust and durable suppression of FeNO, a biomarker of Type 2 inflammation that has shown the strongest correlation with exacerbations in asthma, following a single dose in the analysis population.
o	Maximum absolute mean FeNO reduction of 45 ppb (60% decrease from baseline) after a single dose.
o	Durable FeNO suppression through 16 weeks for all patients in the analysis population.
o	Suppression of FeNO through 32 weeks for those patients in the analysis population with available follow up at the time of the data cut (N=3), supporting the potential for 3- or 6- month dosing.
•	Positive trends observed in forced expiratory volume in one second (“FEV1”) and across Type 2 biomarkers for all available data in the analysis population. FEV1 is a pharmacodynamic measure of lung function. Further data from the study will be shared at upcoming medical conferences.

The Company also reported that it observed improvement in asthma and sinusitis, as measured by improvements in ACQ-5 and SNOT-22 in patients with comorbid asthma or sinusitis, in the APEX Phase 2 Part A trial of zumilokibart in moderate to severe atopic dermatitis ("AD").

Anticipated 2026 Key Milestones

The Company described additional expected data readouts and milestones for 2026:

•	Zumilokibart (APG777) Phase 2 APEX Part A (52-week) maintenance data readout – expected Q1 2026
•	Zumilokibart (APG777) Phase 2 APEX Part B (16-week) induction data readout – expected Q2 2026
o	The trial completed enrollment ahead of schedule and exceeded its target with a total of 347 patients, driven by strong interest from physicians and patients.
•	Initiation of zumilokibart (APG777) Phase 3 trial in AD – expected 2H 2026 enabling potential launch in 2029
•	Phase 1b head-to-head clinical trial of APG279 (APG777+APG990) vs. DUPIXENT for moderate-to-severe AD readout remains on track – expected 2H 2026
o	Trial upsized from approximately 50 to 80 patients due to strong patient enrollment.

The Company confirmed that it believes it has cash runway into the second half of 2028.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, statements regarding: the potential for zumilokibart (APG777) in asthma; Apogee’s plans for its current and future product candidates and programs; the anticipated timing of its clinical trials, including the APEX 52-week Part A in AD, APEX 16-week Part B in AD, APG279 Phase 1b head-to-head readout against DUPIXENT in AD, the potential Phase 3 trial of zumilokibart and the potential launch of zumilokibart; its planned clinical trial designs; its plans for current and future clinical trials; the potential clinical benefit and half-life, PK profile and dosing regimen, and treatment outcomes of zumilokibart and APG279; the potential to expand zumilokibart for other indications; Apogee’s other product candidates, including combination therapies, and any other potential programs; its planned business strategies; potential market sizes; and its expectations regarding the time period over which Apogee’s capital resources will be sufficient to fund its anticipated operations. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Apogee believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to the company on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Apogee’s filings with the U.S. Securities and Exchange Commission (the “SEC”)), many of which are beyond the company’s control and subject to change. Actual results could be materially different. Risks and uncertainties include: global macroeconomic conditions and related volatility, expectations regarding the initiation, progress, and expected results of Apogee’s preclinical studies, clinical trials and research and development programs; expectations regarding the timing, completion and outcome of Apogee’s clinical trials; the unpredictable relationship between preclinical study results and clinical study results; the timing or likelihood of regulatory filings and approvals; liquidity and capital resources; and other risks and uncertainties identified in Apogee’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 12, 2025, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the SEC on August 11, 2025, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, filed with the SEC on November 10, 2025 and subsequent disclosure documents Apogee may file with the SEC. Apogee claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Apogee expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Data Press Release, dated January 6, 2026

99.2	Data Presentation, dated January 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apogee Therapeutics, Inc.

Date: January 6, 2026	By:	/s/ Michael Henderson, M.D.
Michael Henderson, M.D.
Chief Executive Officer